Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2001-A

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 02/15/2006


Blended Coupon 4.3553%


Excess Protection Level
3 Month Average   6.31%
May, 2001   7.71%
April, 2001   7.53%
March, 2001   3.68%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 6.50%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$1,250,000,000.00


Seller Participation Amount$4,958,014,468.94